
LAZYDAYS

LAZYDAYS

Lazydays Holdings, Inc.

Cleansing Materials

December 2024

Disclaimer

This presentation is solely for informational purposes. You should not rely upon it or use it to form the definitive basis for any decision or action whatsoever, with respect to Lazydays Holdings, Inc. (“Lazydays” or the “Company”), any proposed transaction or otherwise.

Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding the Company’s goals, plans, projections and guidance regarding its financial position, results of operations, market position, pending and potential future financing transactions and business strategy, and often contain words such as “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “may,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” “target” or “will” and similar references to future periods. By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and the Company’s actual results of operations, financial condition and liquidity and development of the industry in which it operates may differ materially from those made in or suggested by the forward-looking statements in this presentation. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results including, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, the Company’s relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with the Company’s indebtedness (including the Company’s ability to obtain further waivers or amendments to credit agreements, the actions or inactions of its lenders, available borrowing capacity, our compliance with financial covenants and its ability to refinance or repay indebtedness on terms acceptable to the Company), acts of God or other incidents which may adversely impact the Company’s operations and financial performance, government regulations, legislation and others set forth throughout under the headers “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” and in the notes to the Company’s financial statements, in the Company’s most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and from time to time in its other filings with the U.S. Securities and Exchange Commission. The Company urges you to carefully consider this information and not place undue reliance on forward-looking statements. The Company undertakes no duty to update our forward-looking statements, which are made as of the date hereof.

Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures such as EBITDA and adjusted EBITDA. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not comparable to similarly titled measures used by other companies. As a result, the Company reviews any non-GAAP financial measures in connection with a review of the most directly comparable measures calculated in accordance with GAAP. The Company believes the non-GAAP financial measures it presents improve the transparency of its disclosures; provide a meaningful presentation of its results from core business operations, because they exclude items not related to core business operations and other non-cash items; and improve the period-to-period comparability of its results from core business operations. These presentations should not be considered an alternative to GAAP measures. The Company cautions you not to place undue reliance on such non-GAAP measures.

The Company has not reconciled its non-GAAP estimates and forecasts included in this presentation to its most directly comparable GAAP measures because it cannot predict with reasonable certainty the ultimate outcome of certain components of such reconciliations, including assumptions that are not within the Company’s control, or others that may arise, without unreasonable effort. For these reasons, the Company is unable to assess the probable significance of the unavailable information. In addition, the financial information included in this presentation is not intended to comply with the requirements of Regulation S-X under the Securities Act of 1933, as amended.

Lazydays Holdings, Inc. Financial Projections

Key Assumptions and Considerations

The following summarizes Lazydays' financial projections as of November 2024

- Selected financial information presented herein incorporates the impact of the comprehensive recapitalization and asset sale transactions announced to the market on November 15, 2024, which are described in further detail in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2024 (the "8-K")
- Financial projections illustratively assume the Camping World Asset Sales (as defined in the 8-K) close in December 2024
  - Financial projections for FY2025, FY2026 and FY2027 reflect the Company's dealership assets pro forma for the closure of the Camping World Asset Sales
  - The Camping World Asset Sales may have staggered closings, with each facility being sold at different times when requisite closing conditions have been satisfied

Lazydays Holdings, Inc. Financial Projections ($MM)

	2024E(1)	2025P	2026P	2027P
Total Sales Units ('000s)	**11.5**	**10.2**	**11.2**	**11.9**
Total Revenue	**$865**	**$838**	**$953**	**$1,032**
(-) Cost of Goods Sold	(705)	(659)	(735)	(796)
Gross Profit	**$161**	**$179**	**$218**	**$236**
(-) SG&A	(189)	(152)	(159)	(173)
EBITDA	**($28)**	**$27**	**$58**	**$63**
(-) Floor Plan Interest	(25)	(16)	(16)	(18)
Adjusted EBITDA	**($53)**	**$11**	**$42**	**$45**

(1) 2024E selected financial information reflects (i) January 2024 through November 2024 financials for the current population of open dealerships (23), excluding operations of the closed locations of Aurora, CO, Arrowhead, AZ and Waller, TX plus (ii) December 2024 financials for the Company's dealership footprint pro forma for the closure of the Camping World Asset Sales.

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